Supplement dated August 2, 1999
              		      (as revised September 1, 1999)
	            to the current Statement of Additional Information
                         for the following Funds




 Delaware Aggressive Growth Fund
 Delaware American Government Bond Fund
 Delaware Balanced Fund
 Delaware Balanced Portfolio
 Delaware Blue Chip Fund
 Delaware Corporate Bond Fund
 Delaware Decatur Equity Income Fund
 Delaware DelCap Fund
 Delaware Delchester Fund Devon Fund
 Delaware Emerging Markets Fund
 Delaware Extended Duration Bond Fund
 Delaware Global Bond Fund
 Delaware Global Equity Fund
 Delaware Growth and Income Fund
 Delaware Growth Portfolio
 Delaware Growth Stock Fund
 Delaware High-Yield Opportunities Fund
 Delaware Income Portfolio
 Delaware International Equity Fund
 Delaware Limited-Term Government Fund
 Delaware Minnesota High-Yield Municipal Bond Fund
 Delaware Minnesota Insured Fund
 Delaware National High-Yield Municipal Bond Fund
 Delaware New Pacific Fund
 Delaware Overseas Equity Fund
 Delaware REIT Fund
 Delaware Small Cap Value Fund
 Delaware Social Awareness Fund
 Delaware Strategic Income Fund
 Delaware Tax-Efficient Equity Fund

 Delaware Tax-Free Arizona Fund
 Delaware Tax-Free Arizona Insured Fund
 Delaware Tax-Free California Fund
 Delaware Tax-Free California Insured Fund
 Delaware Tax-Free Colorado Fund
 Delaware Tax-Free Florida Fund
 Delaware Tax-Free Florida Insured Fund
 Delaware Tax-Free Iowa Fund
 Delaware Tax-Free Idaho Fund
 Delaware Tax-Free Insured Fund
 Delaware Tax-Free Kansas Fund
 Delaware Tax-Free Minnesota Fund
 Delaware Tax-Free Minnesota Intermediate Fund
 Delaware Tax-Free Missouri Insured Fund
 Delaware Tax-Free New Jersey Fund
 Delaware Tax-Free New Mexico Fund
 Delaware Tax-Free New York Fund
 Delaware Tax-Free North Dakota Fund
 Delaware Tax-Free Ohio Fund
 Delaware Tax-Free Oregon Insured Fund
 Delaware Tax-Free Pennsylvania Fund
 Delaware Tax-Free Utah Fund
 Delaware Tax-Free Washington Insured Fund
 Delaware Tax-Free Wisconsin Fund
 Delaware Tax-Free USA Fund
 Delaware Tax-Free USA Intermediate Fund
 Delaware Trend Fund
 Delaware U.S. Government Securities Fund
 Delaware U.S. Growth Fund


 The following replaces the section of the Statement of Additional Information entitled 12-Month Reinvestment
 Privilege:

     Holders of Class A Shares and Class B Shares of the Fund
 (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

     Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

     A redemption and reinvestment of Class B Shares could have income tax consequences.  Shareholders will receive from the
 Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a
 capital gain to the shareholder for tax purposes.   It is
 recommended that a tax adviser be consulted with respect to such transactions.

     Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

     Investors should consult their financial advisers or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited
 CDSC  in connection with the features described above.

 The following revises or supplements the section of the Statement of Additional Information entitled Systematic
 Withdrawal Plans:

     The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions.

 The following supplements the Statement of Additional
 Information:

     The Limited CDSC for Class A Shares and CDSC for Class B and Class C Shares will be waived in connection with the following redemptions: distributions from an account if the redemption results from the death of the registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.